UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 18, 2006
American Real Estate Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-9516	13-3398766

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 South Bedford Road, Mt. Kisco, NY 10549

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (914) 242-7700
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events
     Item 8.01 Other Events
Our general partner is American Property Investors, Inc., a Delaware corporation, or API, which is wholly owned by Carl C. Icahn. Substantially all of our businesses are conducted and our assets held through a subsidiary limited partnership, American Real Estate Holdings Limited Partnership, or AREH, in which we own a 99% limited partnership interest. API also acts as the general partner for AREH. API has a 1% general partnership interest in each of us and AREH. The Balance Sheet of API as of December 31, 2005 is filed as Exhibit 99.1.
Our unaudited pro forma condensed combined consolidated statement of operations for the year ended December 31, 2005, filed as Exhibit 99.2, is presented to reflect the pro forma effect of the acquisition of substantially all of the assets of WestPoint Stevens, Inc. on August 8, 2005.
Section 9 – Financial Statements and Exhibits
     Item 9.01 Financial Statements and Exhibits
          (c) Exhibits
99.1	Balance Sheet of American Property Investors, Inc., as of December 31, 2005.

99.2	Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for American Real Estate Partners, L.P. for the Year Ended December 31, 2005.
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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REAL ESTATE PARTNERS, L.P. (Registrant)
By:	American Property Investors, Inc.
General Partner

By:	/s/ Jon F. Weber
President and Chief Financial Officer

Date: April 18, 2006

EXHIBIT INDEX
99.1	Balance Sheet of American Property Investors, Inc., as of December 31, 2005.

99.2	Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for American Real Estate Partners, L.P. for the Year Ended December 31, 2005.